Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Share-Based Compensation
Share-Based Compensation

Note 14: Share-Based Compensation

The tables below provide condensed information on our share-based compensation.

Recognized Share-Based Compensation Expense
Year ended December 31 (in millions)	2012	2011	2010
Stock options	$131	$116	$103
Restricted share units	154	149	136
Employee stock purchase plans	16	13	12
Total	$301	$278	$251

As of December 31, 2012, we had unrecognized pretax compensation expense of $320 million related to nonvested stock options and unrecognized pretax compensation expense of $353 million related to nonvested RSUs that will be recognized over a weighted-average period of approximately 1.9 years and 1.7 years, respectively.

2012 Stock Options and Restricted Share Units
As of December 31, 2012, unless otherwise stated (in millions, except per share data)	Stock Options	RSUs
Awards granted during 2012	22	8
Weighted-average exercise price	$30.00
Weighted-average fair value at grant date		$27.80

Stock options outstanding and nonvested RSUs(a)	113	29
Weighted-average exercise price of stock options outstanding	$21.86
Weighted-average fair value at grant date of nonvested RSUs		$20.90

(a) As of December 31, 2012, 109 million of stock options outstanding were net settled stock options. Net settled stock options, as opposed to stock options exercised with a cash payment (“cash settled stock options”), result in fewer shares being issued and no cash proceeds being received by us when they are exercised.

Our share-based compensation primarily consists of awards of stock options and RSUs to certain employees and directors as part of our approach to long-term incentive compensation. Awards generally vest over a period of five years and in the case of stock options, have a ten year term. Additionally, through our employee stock purchase plans, employees are able to purchase shares of Comcast Class A common stock at a discount through payroll deductions.

The cost associated with our share-based compensation is based on an award's estimated fair value at the date of grant and is recognized over the period in which any related services are provided. We use the Black-Scholes option pricing model to estimate the fair value of stock option awards. RSUs are valued based on the closing price of our Class A common stock on the date of grant and are discounted for the lack of dividends, if any, during the vesting period. The table below presents the weighted-average fair value on the date of grant of RSUs and Class A common stock options awarded under our various plans and the related weighted-average valuation assumptions.

	2012	2011	2010
RSUs fair value	$27.80	$22.78	$16.94
Stock options fair value	$7.38	$6.96	$5.11
Stock Option Valuation Assumptions:
Dividend yield	2.2%	1.8%	2.1%
Expected volatility	29.0%	28.1%	28.0%
Risk-free interest rate	1.7%	2.8%	3.4%
Expected option life (in years)	7.0	7.0	7.0